UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of earliest event reported: January 31, 2022

NovaBay Pharmaceuticals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33678	68-0454536
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Powell Street, Suite 1150, Emeryville, CA         94608
(Address of Principal Executive Offices) (Zip Code)

(510) 899-8800
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.01 per share	NBY	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 31, 2022, NovaBay Pharmaceuticals, Inc. (the “Company”) reconvened its Special Meeting of Stockholders (the “Special Meeting”), as further described in Item 5.07 below, at which the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock from 100,000,000 to 150,000,000 (the “Amendment”). The Amendment became effective upon the Company’s filing of the Amendment with the Secretary of State of Delaware on January 31, 2022. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07     Submission of Matters to a Vote of Security Holders.

The Company adjourned its Special Meeting on December 17, 2021, with respect to the proposal to approve the Amendment (“Proposal Two”), as described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on November 12, 2021 (the “Proxy Statement”). Initially, at the Special Meeting, the favorable votes for Proposal Two were less than 50% of all outstanding shares of Company common stock, which is the required minimum vote to approve Proposal Two. Accordingly, the Special Meeting was adjourned only with respect to the vote on Proposal Two, and such meeting was initially reconvened on January 14, 2022 and then further adjourned and reconvened on January 31, 2022 (collectively, the “Reconvened Meeting”). There were 44,943,364 outstanding shares entitled to vote and there were 27,795,215 shares present in person or by proxy at the Reconvened Meeting, representing approximately sixty-two percent (62%) of the shares outstanding and entitled to vote. The voting result with respect to Proposal Two, as certified by the inspector of elections for the Special Meeting, is presented below.

1. To approve an amendment to the Amended and Restated Certificate of Incorporation, as amended, of the Company to increase the number of authorized shares of Company common stock from 100,000,000 to 150,000,000.

For	Against	Abstain
22,700,693	4,512,887	581,635

Item 9.01     Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description
3.1	Amendment to the Amended and Restated Certificate of Incorporation, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NovaBay Pharmaceuticals, Inc.

By:	/s/ Justin Hall
Justin Hall
Chief Executive Officer and General Counsel

Dated: February 1, 2022